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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 17, 2006



                            MACATAWA BANK CORPORATION
             (Exact name of Registrant as specified in its charter)


          MICHIGAN                                              38-3391345
(State or Other Jurisdiction           000-25927               (IRS Employer
     of Incorporation)           (Commission File No.)       Identification No.)


       10753 MACATAWA DRIVE, HOLLAND, MI                       49424
    (Address of Principal Executive Offices)                 (Zip Code)


                                  616 820-1444
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if changed Since Last Report)

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 17, 2006, Macatawa Bank Corporation issued a press release announcing results for the second quarter ended June 30, 2006. A copy of the press release is attached as Exhibit 99.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

     99   Press release dated July 17, 2006.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MACATAWA BANK CORPORATION


Dated: July 17, 2006                    By      /s/ Jon W. Swets
                                           -------------------------------------
                                                Jon W. Swets
                                                Chief Financial Officer